UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

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THEDIRECTORY.COM, INC.

(Exact name of registrant as specified in its charter)

Utah	000-31431
(State of other Jurisdiction of incorporation)	(Commission File Number)

PO Box 340746 Tampa, Florida 33624

(Address of Principal Executive Offices) (Zip Code)

(727) 417-7807

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

REGULATION FD DISCLOSURE

On April 10, 2018, one of the Company’s debt holder’s, KBM Worldwide, converted its final $50,904.88 of debt into 565,609,778 shares of the Companies stock. The debt holder has now fully converted its debt of $323,205 and all notes between the Company and KBM Worldwide are deemed paid in full and no further shares will be issued to KBM Worldwide.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 10, 2018

TheDirectory.com, Inc.

By:	/s/ Scott Gallagher
Name: Scott Gallagher
Title: CEO